As filed with the Securities and Exchange Commission on October 5, 2000

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 5, 2000


                          POLO RALPH LAUREN CORPORATION
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                      001-13057                13-2622036
     ----------                    -----------              -----------
(State or other jurisdiction of    (Commission File         (IRS Employer
     incorporation)                Number)                  Identification No.)


650 MADISON AVENUE, NEW YORK, NEW YORK                      10022
--------------------------------------                      ------
(Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code:    (212) 318-7000
                                                            ----------------


                                 NOT APPLICABLE
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

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

ITEM 5.           OTHER EVENTS

                  On October 5, 2000, the Registrant announced that it completed an operational review and would record a $110-$115 million after-tax charge to enhance its worldwide luxury retail business and operating efficiency initiatives. A copy of the press release by which this announcement was made is attached as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired

                           Not applicable.

         (b)      Pro forma financial information

                           Not applicable.

         (c)      Exhibits


                           Exhibit
                           Number                 Description
                           ------                 -----------

                             99 Press release, dated October 5, 2000, of the Registrant.



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

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   POLO RALPH LAUREN CORPORATION



                                   By:  /s/ Victor Cohen
                                        ----------------------------------
                                        Name:     Victor Cohen
                                        Title:    Executive Vice President,
                                                  General Counsel and Secretary



Dated: October 5, 2000


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

                                  EXHIBIT INDEX



                                                                            Page
                                                                            ----
99       Press release, dated October 5, 2000, of Polo Ralph Lauren          5
         Corporation



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